INVESTOR PRESENTATION Fourth Quarter and Full-Year 2019 28 February 2020

DISCLAIMER Forward-Looking Statements and Non-GAAP Financial Measures This presentation contains certain forward-looking statements. These forward-looking statements, which are included in accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause VSE’s actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this press release. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that actual results will not differ materially from these expectations. “Forward-looking” statements, as such term is defined by the Securities Exchange Commission in its rules, regulations and releases, represent our expectations or beliefs, including, but not limited to, statements concerning our operations, economic performance, financial condition, growth and acquisition strategies, investments and future operational plans. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “forecast,” “seek,” “plan,” “predict,” “project,” “could,” “estimate,” “might,” “continue,” “seeking” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including, but not limited to, those identified in our reports filed with the Securities and Exchange Commission including our Annual Report on Form 10-K for the year ended December 31, 2019. All forward-looking statements made herein are qualified by these cautionary statements and risk factors and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results. Included in this presentation are certain non-GAAP financial measures, such as EBITDA, Adjusted EBITDA and net leverage ratio, designed to complement the financial information presented in accordance with U.S. GAAP because management believes such measures are useful to investors and management. Management believes these non-GAAP financial measures, when taken together with the corresponding GAAP measures, provide incremental insight into the underlying factors and trends affecting our performance. These non-GAAP financial measures should be considered only as supplemental to, and not superior to, financial measures provided in accordance with GAAP. Please refer to the appendix of this presentation for a reconciliation of the historical non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP. Reconciliations of the non-GAAP measures used in this presentation are included or described in the tables attached to the appendix. Because GAAP financial measures on a forward-looking basis are not accessible, and reconciling information is not available without unreasonable effort, we have not provided reconciliations for forward-looking non-GAAP measures. For the same reasons we are unable to address the probable significance of the unavailable information, which could be material to future results. EBITDA represents net income before interest expense, income taxes, amortization of intangible assets and depreciation and other amortization. Adjusted EBITDA represents EBITDA (as defined above) adjusted for executive succession costs, including our CEO and Federal Services Group President transitions, 1st Choice Aerospace acquisition- related costs and the gain on sale of an IT contract. Net leverage ratio represents a ratio of Adjusted EBITDA to net debt (our total debt less cash and cash equivalents). 2 RAISE THE BAR

OVERVIEW Global Aftermarket Provider of Distribution/Repair Services For Land, Sea and Air Transportation Assets > Provides parts supply and distribution, supply chain solutions, component Aviation Group and engine accessory repair services for global aftermarket commercial, 30% of 2019 Revenue business and general aviation customers > Provides parts supply, inventory management, e-commerce fulfillment, Supply Chain Management Group logistics, data management and other services to support the United States 28% of 2019 Revenue Postal Service (USPS), United States Department of Defense, and commercial aftermarket high duty-cycle truck / fleet customers > Provides aftermarket refurbishment services to extend and maintain the Federal Services Group life cycle of military vehicles, ships and aircraft for the U.S. Armed Forces, 42% of 2019 Revenue Federal Agencies and International Military and Defense customers; and provides energy consulting services, healthcare IT and IT data solutions 3 RAISE THE BAR

EXECUTIVE SUMMARY – VSE Corporation Fourth Quarter and Full-Year 2019 VSE CORPORATION Total Revenue +7.9% y/y in 4Q2019; . Broad-based growth in both services and +7.9% y/y for Full-Year 2019 products revenue in 4Q2019/2019 Net Income +8.1% y/y in 4Q2019; . 4Q19 diluted EPS of $0.90 +5.5% y/y for Full-Year 2019 . Full-year 2019 diluted EPS of $3.35 . 4Q2019 and full-year 2019 EBITDA driven by Total Adjusted EBITDA +15.9% y/y in 4Q2019; organic and inorganic revenue/margin growth in Aviation and margin expansion in Federal +16.2% for Full-Year 2019 Services, offset by lower contributions from Supply Chain Management 4 RAISE THE BAR

EXECUTIVE SUMMARY – VSE Business Groups Fourth Quarter and Full-Year 2019 VSE BUSINESS GROUPS . Excluding 1st Choice Aerospace acquisition, Aviation Group Revenue +42.3% y/y in 4Q2019; Aviation Group revenue organically increased 11% 54.4% for Full-Year 2019 y/y in 2019, supported by growth in global distribution activity Supply Chain Group Revenue +1.5% y/y in 4Q2019; . Increased commercial market penetration offset Flat for Full-Year 2019 modest decline in USPS revenue Federal Services Group Revenue (5.4%) y/y in 4Q2019; . Decrease due to anticipated reduced demand for services on U.S. Navy program and intentional (7.0%) y/y for Full-Year 2019 shift toward less commoditized business 5 RAISE THE BAR

GAAP FINANCIAL SUMMARY Fourth Quarter and Full-Year 2019 Total Revenue Operating Income Stable Revenue Growth ($MM) ($MM) $752.6 $697.2 $60.3 > Organic and acquisition revenue $54.2 growth in Aviation offset by decline in Federal Services $181.0 $195.3 $13.1 $14.8 4Q18 4Q19 2018 2019 4Q18 4Q19 2018 2019 Products Revenue Service Revenue Margin Expansion > Operating margin increased 20 bps y/y to 8.0% in 2019 Net Income Diluted Earnings Per Share ($MM) ($ Per Share) $35.1 $37.0 $3.35 Profitability $3.21 $9.2 $10.0 > Net income increased 5.5% y/y in $0.84 $0.90 2019 4Q18 4Q19 2018 2019 4Q18 4Q19 2018 2019 6 RAISE THE BAR

NON-GAAP FINANCIAL SUMMARY Fourth Quarter and Full-Year 2019 Total Adjusted EBITDA Adjusted EBITDA Margin ($MM) (1) $91.0 (%) 11.8% 12.1% Improved Margin Capture $78.3 11.0% 11.2% > Adjusted EBITDA margin increased in 4Q19 and 2019, 80 bps and 90 bps, respectively $23.1 $19.9 4Q18 4Q19 2018 2019 4Q18 4Q19 2018 2019 (1) Adjusted EBITDA defined as net income before interest expense, income taxes, amortization of intangible assets and depreciation and other amortization; adjusted for executive succession costs, including our CEO and Federal Services Group President transitions, 1st Choice Aerospace acquisition-related costs and the gain on sale of an IT contract. 7 RAISE THE BAR

4Q 2018 vs. 4Q 2019 PERFORMANCE BRIDGE Fourth Quarter and Full-Year 2019 Total Revenue Bridge Core Business Remains Stable ($MM) $18.1 $195.3 > Generated y/y revenue and $181.0 $0.8 EBITDA growth of 7.9% and 8.2%, ($4.6) respectively in 4Q2019 Aviation Drove Revenue Growth > 1st Choice Aerospace acquisition was the primary driver of y/y Total EBITDA Bridge revenue growth in 4Q2019 ($MM) $0.3 $20.9 $19.3 $0.2 $1.3 Federal Services Drove Margin ($0.2) > $1.3 million y/y improvement in Federal Services EBITDA 8 RAISE THE BAR

FULL-YEAR 2018 vs. 2019 PERFORMANCE BRIDGE Fourth Quarter and Full-Year 2019 Total Revenue Bridge ($MM) Mixed Revenue Performance $79.1 $752.6 $697.2 > Aviation drove growth, which ($23.4) was partially offset by 7% decline ($0.3) in Federal Services Supply Chain Was Flat > Gradual decline in USPS business being replaced with increased Total EBITDA Bridge commercial sector activity ($MM) $10.5 $1.0 $86.6 $79.5 ($3.0) ($1.4) Margin Expansion > EBIDTA margin improved 90 bps y/y to 12.1% in 2019 9 RAISE THE BAR

AVIATION GROUP PERFORMANCE SUMMARY Fourth Quarter and Full-Year 2019 Aviation Group Revenue 1st Choice Ahead of Plan Aviation Group Operating Income ($MM) ($MM) $224.5 > Acquisition performing ahead of $17.9 $63.0* plan on revenue, operating $145.4 income and EBITDA $11.1 $61.0 $161.5 $42.9 $3.8 $3.1 Organic Growth Continues 4Q18 4Q19 2018 2019 4Q18 4Q19 2018 2019 > Excluding 1st Choice, the Aviation Group generated 11% organic revenue growth in 2019 Aviation Group EBITDA Aviation Group EBITDA Margin ($MM) (%) Increased Commercial Activity $30.3 13.9% 13.6% 13.5% 9.5% $19.8 > Commercial aviation growth supported by growth in global $6.0 $5.8 parts distribution 4Q18 4Q19 2018 2019 4Q18 4Q19 2018 2019 (1) Reflects $63.0 million in revenue resulting from the acquisition of 1st Choice Aerospace in Jan. 2019. 10 RAISE THE BAR

SUPPLY CHAIN GROUP PERFORMANCE SUMMARY Fourth Quarter and Full-Year 2019 Supply Chain Group Revenue Supply Chain Group Operating Income USPS Update ($MM) ($MM) $214.8 $214.5 > USPS contract represented 78% of total Supply Chain Group revenue $30.6 in 2019 compared to 82% in 2018 $29.8 $52.8 $53.6 $7.1 $7.4 Strong Margin Capture 4Q18 4Q19 2018 2019 4Q18 4Q19 2018 2019 > Consistently generating stable EBITDA margins in the 19-20% Supply Chain Group EBITDA Supply Chain Group EBITDA Margin range ($MM) (%) 19.6% $42.1 $40.8 18.8% 18.9% 19.0% Growth Opportunities > Building the channel with aftermarket commercial fleets, $9.9 $10.1 positioning VSE as the truck parts distributor and supply chain partner 4Q18 4Q19 2018 2019 4Q18 4Q19 2018 2019 of choice 11 RAISE THE BAR

SUPPLY CHAIN GROUP GROWING NON-USPS REVENUE Focus on Customer Diversification and Growing Group Revenue In Commercial Channels USPS as % of Total Supply Chain Group Revenue Supply Chain Group Revenue, Ex-USPS ($MM) ($MM) Replacing USPS Revenue 89% 2019 > Significant gains replacing lost $47.1 USPS revenue since 2015 88% 84% 82% 2018 $38.7 78% Non-USPS Revenue Growing 2017 $33.3 > Generated 19% growth in non- USPS revenue in 2019 tied to 2016 $23.9 increased commercial activity 2015 $22.1 2015 2016 2017 2018 2019 12 RAISE THE BAR

FEDERAL SERVICES PERFORMANCE SUMMARY Fourth Quarter and Full-Year 2019 Federal Services Group Revenue Federal Services Group Operating Income ($MM) ($MM) Revenue Focus $337.0 $313.6 > Phase One: Prioritize strategic focus and new business development / revenue pipeline > Phase Two: Margin expansion $85.3 $80.6 $15.8 $18.1 $3.5 $5.2 Rebuilding Backlog 4Q18 4Q19 2018 2019 4Q18 4Q19 2018 2019 > In recent years, business Federal Services Group EBITDA Federal Services Group EBITDA Margin development was insufficient, ($MM) (%) resulting in lower Group revenue 7.3% 6.7% 6.0% Fixed-Price Contract Shift 5.4% $20.2 $21.1 > Transition from cost-plus contracts creates margin uplift $4.6 $5.9 opportunity 4Q18 4Q19 2018 2019 4Q18 4Q19 2018 2019 13 RAISE THE BAR

DISCIPLINED BALANCE SHEET MANAGEMENT Maintaining Balance Sheet Optionality Total Cash & Unused Commitments on Net Debt / TTM Adjusted EBITDA (net leverage ratio) Term Loan and Revolving Credit Facility (%) (2) ($ MM) (1) $199 Jan. 2019: 1st Choice Acquisition for $113 Significant Access to Liquidity million cash $102 $104 3.4x $86 $96 3.3x > Approximately ~$200 million of $64 $67 $68 3.0x cash and availability on lending 2.9x facilities 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 2.4x 2.2x 2.1x 2.0x Total Net Debt Reducing Net Leverage ($ MM) $274 $278 $267 $269 > Net leverage has declined for four consecutive quarters $181 $174 $162 $160 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 (1) On Dec. 2, 2019 we announced an amended loan agreement with our bank group. Under the terms of the amended agreement, our bank group increased total availability on the Company’s term loan and revolving credit facility by a combined $100 million. Following the close of the transaction, total committed capital under the amended loan agreement increased from $373 million to $473 million. (2) Net Debt is defined as total debt less cash and cash equivalents and TTM Adjusted EBITDA is defined as Adjusted EBITDA for the most recent twelve (12) calendar months. 14 RAISE THE BAR

STRATEGIC PRIORITIES Introducing Go-Forward Strategy on 1Q 2020 Earnings Call VSE Corporation CREATE LEAN CORPORATE STRUCTURE Support business groups with growth strategy and differentiated value propositions. Integrate acquired businesses within business groups to capture value and leverage synergies FEDERAL SERVICES GROUP AVIATION GROUP SUPPLY CHAIN MANAGEMENT GROUP IMPROVE CONTRACT MIX REFOCUS CORE OFFERINGS GROW COMMERCIAL REVENUE > Augment existing USPS business > Focus on high quality growth- > Build backlog, reweight business to with incremental revenue focused aftermarket repair and balanced fixed-price contract model opportunities within the distribution, providing strong (away from cost-plus); margin uplift commercial space growth markets and higher margin opportunity mix opportunity 15 RAISE THE BAR

INVESTMENT OPPORTUNITY Increased Aftermarket Commercial Focus, Strong FCF Generation, Balance Sheet Optionality Customer / market segment shift from Re-focusing core business to support Focus on increasing free cash flow to traditional federal base to more growth markets where VSE has well- support strategic investments in balanced global, federal and defined and differentiated value growth commercial aftermarket customer mix proposition Conservative balance sheet Targeting complementary, accretive New CEO to introduce corporate management bolt-on acquisitions strategy mid-year 2020 16 RAISE THE BAR

GAAP to NON-GAAP RECONCILATIONS EBITDA and Adjusted EBITDA (in thousands) Three months ended December 31, For the years ended December 31, 2019 2018 % Change 2019 2018 % Change Net Income $9,996 $9,243 8.1% $37,024 $35,080 5.5% Interest Expense 3,568 2,285 56.1% 13,830 8,982 54.0% Income Taxes 1,249 1,557 (19.8)% 9,403 10,168 (7.5)% Amortization of Intangible Assets 4,332 4,004 8.2% 19,317 16,017 20.6% Depreciation and Other Amortization 1,759 2,236 (21.3)% 6,996 9,207 (24)% EBITDA 20,904 19,325 8.2% 86,570 79,454 9.0% Earn-out adjustment 1,900 — 1,900 — Acquisition Related and Executive Succession Costs 259 569 2,549 569 Gain on sale of IT Contract — — — (1,700) Adjusted EBITDA $23,063 $19,894 15.9% $91,019 $78,323 16.2% 17 RAISE THE BAR

GAAP to NON-GAAP RECONCILATIONS Segment EBITDA (in thousands) Three months ended December 31, For the years ended December 31, 2019 2018 % Change 2019 2018 % Change Aviation Group Operating Income $3,081 $3,785 (18.6)% $17,901 $11,076 61.6% Depreciation and Amortization 2,687 2,183 23.1% 12,385 8,674 42.8% EBITDA $5,768 $5,968 (3.4)% $30,286 $19,750 53.4% Supply Chain Group Operating Income $7,431 $7,079 5.0% $29,819 $30,626 (2.6)% Depreciation and Amortization 2,713 2,851 (4.8)% 10,947 11,494 (4.8)% EBITDA $10,144 $9,930 2.2% $40,766 $42,120 (3.2)% Federal Services Group Operating Income $5,176 $3,527 46.8% $18,144 $15,797 14.9% Depreciation and Amortization 691 1,072 (35.5)% 2,981 4,364 (31.7)% EBITDA $5,867 $4,599 27.6% $21,125 $20,161 4.8% 18 RAISE THE BAR

GAAP to NON-GAAP RECONCILATIONS Net leverage ratio (in thousands) December 31, 2019 2018 Principal amount of debt $272,800 $162,734 Less: Debt issuance costs (2,789) (2,135) Less: Cash and cash equivalents (734) (162) Net debt $269,277 $160,437 TTM Adjusted EBITDA(1) 91,019 78,323 Net leverage ratio 2.9x 2.0x (1) TTM Adjusted EBITDA is defined as Adjusted EBITDA for the most recent twelve (12) period ending December 31, 2019 and December 31,2018, respectively. 19 RAISE THE BAR